UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 23, 2014

CABLEVISION SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 27-0726696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York	11714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 803-2300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

5.25% Senior Notes due 2024

On May 23, 2014, CSC Holdings issued $750,000,000 aggregate principal amount of 5.25% senior notes due June 1, 2024 (the “Notes”) in a private placement conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933. CSC Holdings intends to use the net proceeds of this offering and cash on hand to repay a portion of its credit facility. The Notes were issued pursuant to an indenture, dated as of May 23, 2014 (the “Indenture”), between CSC Holdings and U.S. Bank National Association, as Trustee.

The Notes bear interest at a rate of 5.25% per annum and mature on June 1, 2024. Interest will be payable semiannually in arrears on June 1 and December 1 of each year, commencing on December 1, 2014. The Notes are CSC Holdings’ senior unsecured obligations and will rank equally in right of payment with all of CSC Holdings’ other existing and future unsecured and unsubordinated indebtedness.

The Notes may be redeemed, in whole or in part, at CSC Holdings’ option at any time or from time to time. The redemption price for the Notes to be redeemed on any redemption date will be equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed; or (ii) as determined by the Quotation Agent (as defined in the Indenture) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined in the Indenture) plus 50 basis points, plus, in each case, accrued and unpaid interest on the Notes to the redemption date.

The Indenture has been filed as Exhibit 4.1 to this Current Report on Form 8-K and the description of the Indenture contained herein is qualified in its entirety by reference to the Indenture, which is incorporated into this Item 1.01 by reference. Any information disclosed in this Current Report on Form 8-K or the exhibits hereto shall not be construed as an admission that such information is material.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01 Exhibits.

(d) Exhibits

4.1 Indenture, dated as of May 23, 2014, between CSC Holdings, LLC, as issuer, and U.S. Bank National Association, as Trustee, and Form of Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION
(Registrant)

By:	/s/ Victoria Mink
Name:	Victoria Mink
Title:	Senior Vice President, Controller and Principal Accounting Officer

Dated: May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, LLC
(Registrant)

By:	/s/ Victoria Mink
Name:	Victoria Mink
Title:	Senior Vice President, Controller and Principal Accounting Officer

Dated: May 23, 2014